American Century Capital Portfolios, Inc.

PROSPECTUS SUPPLEMENT

SMALL CAP VALUE FUND

Supplement dated August 25, 2006 * Prospectus dated August 1, 2006

THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER WHAT ARE THE FUND'S PRIMARY
INVESTMENT STRATEGIES AND PRINCIPAL RISKS? ON PAGE 2 AND THE FIRST PARAGRAPH
UNDER HOW DOES THE FUND PURSUE ITS INVESTMENT OBJECTIVES? ON PAGE 8:

The portfolio managers will invest at least 80% of the fund's assets in small cap companies. The portfolio managers consider small cap companies to include those with a market capitalization no larger than that of the largest company in the S&P Small Cap 600 Index or the Russell 2000® Index.

American Century Investment Services, Inc., Distributor

©2006 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

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